AGREEMENT AND CONSENT

TO

ACCEPTANCE OF COLLATERAL

This Agreement and Consent to Acceptance of Collateral (this "**Agreement**") dated as of June 26, 2009 is by and between MSTI Holdings, Inc., a Delaware corporation ("**Borrower**"), and Alpha Capital Anstalt, Gemini Master Fund, Ltd., Whalehaven Capital Fund Limited and Brio Capital L.P. (collectively, the "**Secured Lenders**" and, together with Borrower, the "**Parties**").

RECITALS:

A. As set forth in that certain Intercreditor Agreement, dated as of October 16, 2008, between the Parties and the Junior Lenders (as defined therein) (the "**Intercreditor Agreement**"), the Secured Lenders are the senior secured creditors of the Borrower with regard to obligations in the total principal amount of $1,893,295, as follows: (i) the Borrower's obligations to the Secured Lenders under the May 2008 Letter Agreement ("**May 2008 Letter Agreement**") in the total principal amount of $18,864; (ii) the Borrower's obligations to the Secured Lenders under the October 2008 Letter Agreement ("**October 2008 Letter Agreement**") in the total principal amount of $352,631; and (iii) the Borrower's obligations to the Secured Lenders under the Securities Purchase Agreement, dated as of May 25, 2007 (the "**Securities Purchase Agreement**"), in the total principal amount of $1,521,800 (together, the "**Secured Lender Obligations**").

B. As set forth in that certain Security Agreement, dated as of May 25, 2007, as from time to time amended (the "**Security Agreement**"), between the Borrower and the purchasers under the Securities Purchase Agreement, Borrower, as security for the Secured Lender Obligations, granted the Secured Lenders a security interest in all of the assets of the Borrower, including without limitation all of the assets set forth on Schedule 1 hereto together with all claims, causes of action and cash-on-hand (the "**Pledged Collateral**"). The Junior Lenders were also parties to the Securities Purchase Agreement and the Security Agreement; however, pursuant to the terms of the Intercreditor Agreement, they agreed to subordinate all of their claims with regard thereto to the Secured Lender Obligations.

C. Borrower is in default under each component of the Secured Lender Obligations set forth above.

D. The Parties acknowledge that the highest and best proposal received by Borrower for the sale of the Pledged Collateral to a third party was in the amount of $880,000, not including assumption of any liabilities of Borrower, subject to terms and conditions to be agreed.

E. **NOW, THEREFORE**, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Borrower's Consent and Release. Borrower hereby (a) agrees and consents to the acceptance by MST Acquisition Group LLC (the "**Designee**"), on behalf of the Secured Lenders, of the Pledged Collateral in full satisfaction of the Secured Lender Obligations, and (b) waives and releases (i) all right, title and interest it has or might have in or to the Pledged Collateral, including any right to redemption, and (ii) any claim for a surplus. For avoidance of doubt, the Parties agree that the foregoing agreement, consent, waiver and release are effective for all purposes, including without limitation all provisions of the Uniform Commercial Code (the "**UCC**") including Sections 9-620, 9-615 and 9-623 thereof.

2. Bill of Sale or Document of Title.

(a) As of the date hereof, Borrower hereby assigns, grants, conveys, transfers, sets over and delivers to the Designee, on behalf of the Secured Lenders, all right, title and interest in and to the Pledged Collateral, free and clear of all liens, claims, charges and encumbrances of every nature whatsoever (collectively, "**Encumbrances**"). Borrower shall execute and deliver such bills of sale and/or documents of title as the Secured Lenders may request evidencing the transfer, surrender and with respect to the Pledged Collateral.

(b) Borrower hereby acknowledges that, as of the date hereof, the Designee, on behalf of the Secured Lenders, has succeeded to all of the Borrower's right, title and standing to: (i) receive all rights and benefits pertaining to the Pledged Collateral; (ii) institute and prosecute all proceedings and take all actions that the Secured Lenders, or the Designee, or any of them, in their sole discretion, may deem necessary or advisable to collect, assert or enforce any claim, right or title of any kind in or to any and all of the Pledged Collateral; and (iii) defend and compromise any and all acts, suits or proceedings relating to such transferred and assigned rights, title, interests and benefits.

(c) Borrower hereby binds itself, its successors and assigns to warrant and defend the title to all of the Pledged Collateral unto the Designee, on behalf of the Secured Lenders, and their respective successors and assigns.

3. Further Assurances. Borrower hereby covenants and agrees that, at any time and from time to time following the date hereof, at the request of the Secured Lenders or the Designee, Borrower will promptly execute and deliver, or cause to be executed and delivered, to the Secured Lenders, or the Designee, all such further instruments of transfer, conveyance and assignment, and take, or cause to be taken, all such further action, as may be reasonably necessary or appropriate to more effectively assign, transfer, convey and deliver to the Secured Lenders, or the Designee, all right, title and interest in and to the Pledged Collateral or otherwise to confirm or carry out the provisions and intent of this Agreement.

4. Secured Lenders' Acceptance and Release. Secured Lenders hereby accept the Pledged Collateral in full satisfaction of the Secured Lender Obligations and, except as otherwise provided below, waive and release Borrower from any further obligations under the May 2008 Letter Agreement, the October 2008 Letter Agreement and the Securities Purchase Agreement and from any claim for a deficiency. For avoidance of doubt, the Parties agree that the foregoing acceptance, waiver and release are effective for all purposes, including without limitation all provisions of the UCC including Sections 9-620 and 9-615 thereof.

Notwithstanding anything to the contrary contained in the foregoing, all of Borrower's Secured Lender Obligations, including under the May 2008 Letter Agreement, the October 2008 Letter Agreement and the Securities Purchase Agreement shall be reinstated in the event the transfer of any of the Pledged Collateral to the Designee, on behalf of the Secured Lenders, is ineffective for any reason.

5. Assumption of Liability. The Designee shall assume Borrowers liability of Borrower's promissory note to Frank Matarazzo in the amount of $300,000 (the "**Assumed Liability**") and any other liability Designee deems necessary. The Assumed Liability shall be paid by the Designee as agreed to by the Secured Lenders or the Designee and Frank Matarazzo. By the foregoing, the Secured Lenders, individually or as a group, are not assuming liability for the Assumed Liability.

6. Representations and Warranties of Borrower.

(a) Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation.

(b) Borrower has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby (collectively, the "**Transactions**"). The execution and delivery of this Agreement by Borrower and the consummation by Borrower of the Transactions have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Borrower or any affiliate of Borrower are necessary to authorize this Agreement or to consummate the Transactions. This Agreement has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by principles of equity regarding the availability of remedies.

(c) The execution and delivery of this Agreement by Borrower does not, and the consummation of the Transactions will not: (i) conflict with or violate the organizational documents of Borrower, (ii) conflict with or violate any statute, law, rule or regulation applicable to Borrower or any Pledged Collateral or by which Borrower or any Pledged Collateral may be bound, (iii) require the consent of any person under, result in a violation or breach of, constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, amendment or acceleration or any obligation) under, or result in the creation of any Encumbrance pursuant to, any indenture, mortgage, note, bond, license, contract, lease, franchise, permit, agreement or other instrument or obligation to which Borrower is a party or by which Borrower or any of the Pledged Collateral may be bound (except as listed on Schedule 1 hereto), or (iv) require any consent, waiver, approval, exemption, registration, declaration, license, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, agency or commission.

(d) Borrower owns the Pledged Collateral free and clear of any and all Encumbrances, other than those created pursuant to the Security Agreement.

(e) Borrower does not have any subsidiary that has any right, title or interest in or to any of the Pledged Collateral.

7. Allocation. The Parties agree that the fair market value of the Pledged Collateral is $880,000. Within 30 days after the date hereof, the Parties will determine the allocation of such amount among the Pledged Collateral. Borrower shall file or cause to be filed all federal, state, local income, sales and other tax returns, and pay or cause to be paid all required taxes, within the required time periods reflecting such allocation. None of the Parties shall file any tax return or take a position with any taxing authority, whether in an audit or otherwise, that is inconsistent with the allocation determined by the Parties pursuant to this Section 7.

8. Entire Agreement; Amendment; Binding Effect; Choice of Law. This Agreement: (a) contains the entire agreement of the Parties, and supersedes any prior agreement of the Parties, with respect to the subject matter hereof, (b) may be amended only by an agreement in writing signed by the Parties, (c) is binding upon and inures to the benefit of the Parties and their respective successors and assigns, and (d) shall be governed by the laws of the State of New York without regard to the conflict of law rules thereof.

9. Jurisdiction, Venue and Service of Process; Waiver of Jury Trial. In any action between the Parties arising out of or relating to this Agreement, each of the Parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in New York County, State of New York (and agrees not to commence any such action except in such courts) and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action brought in such court has been brought in an inconvenient forum; (b) irrevocably waives the right to trial by jury; and (c) irrevocably consents to service of process by first-class certified mail, return receipt requested, postage prepaid, to the address set forth below:

The Secured Lenders and each of them, or the Designee:

c/o Michael S. Fox, Esq.
Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, New York 10022

The Borrower:

MSTI Holdings, Inc.
Frank Matarazzo, Chairman of the Board
259-263 Goffle Road
Hawthorne, NJ 07506

10. Counterparts; Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one instrument, which may be sufficiently evidenced by any counterpart. This

Agreement may be executed and delivered by facsimile or pdf transmission of an executed counterpart of or signature page to this Agreement and any photostatic, facsimile or pdf copy of an executed counterpart of or signature page to this Agreement shall be given the same effect as the original.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Consent to Acceptance of Collateral to be duly executed as of the day and year first above written.

BORROWER:
MSTI HOLDINGS, INC.

By: ______________________
Name: Frank T. Matarazzo
Title: Chairman

SECURED LENDERS:
ALPHA CAPITAL ANSTALT

By: ______________________
Name:
Title:

GEMINI MASTER FUND LTD.

By: ______________________
Name:
Title:

WHALEHAVEN CAPITAL FUND LIMITED

By: ______________________
Name:
Title:

BRIO CAPITAL L.P.

By: ______________________
Name:
Title:

FTM

612330-8

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Consent to Acceptance of Collateral to be duly executed as of the day and year first above written.

BORROWER:
MSTI HOLDINGS, INC.

By: ______________________
Name:
Title:

SECURED LENDERS:
ALPHA CAPITAL ANSTALT

By: ______________________
Name: Konrad Ackermann
Title: Director

GEMINI MASTER FUND LTD.

By: ______________________
Name:
Title:

WHALEHAVEN CAPITAL FUND LIMITED

By: ______________________
Name:
Title:

BRIO CAPITAL L.P.

By: ______________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Consent to Acceptance of Collateral to be duly executed as of the day and year first above written.

BORROWER:
MSTI HOLDINGS, INC.

By: ____________________________
Name:
Title:

SECURED LENDERS:
ALPHA CAPITAL ANSTALT

By: ____________________________
Name:
Title:

GEMINI MASTER FUND LTD.

By: ____________________________
Name: Steven W. Winters
Title: President

WHALEHAVEN CAPITAL FUND LIMITED

By: ____________________________
Name:
Title:

BRIO CAPITAL L.P.

By: ____________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Consent to Acceptance of Collateral to be duly executed as of the day and year first above written.

BORROWER:
MSTI HOLDINGS, INC.

By: ______________________
Name:
Title:

SECURED LENDERS:
ALPHA CAPITAL ANSTALT

By: ______________________
Name:
Title:

GEMINI MASTER FUND LTD.

By: ______________________
Name:
Title:

WHALEHAVEN CAPITAL FUND LIMITED

By: ______________________
Name: Brian Mazzella
Title: CFO

BRIO CAPITAL L.P.

By: ______________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Consent to Acceptance of Collateral to be duly executed as of the day and year first above written.

BORROWER:
MSTI HOLDINGS, INC.

By: ____________________________
Name:
Title:

SECURED LENDERS:
ALPHA CAPITAL ANSTALT

By: ____________________________
Name:
Title:

GEMINI MASTER FUND LTD.

By: ____________________________
Name:
Title:

WHALEHAVEN CAPITAL FUND LIMITED

By: ____________________________
Name:
Title:

BRIO CAPITAL L.P.

By: ____________________________
Name: SHAYE HIRSCH
Title: MANAGING PARTNER

SCHEDULE 1